UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 26, 2002


                             TRIAD INNOVATIONS, INC.
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             (Exact name of registrant as specified in its charter)


         Nevada                         000-31189               93-0863198
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 (State or other jurisdiction     (Commission File Number)     (IRS Employer
     of incorporation)                                       Identification No.)

3100 Devonshire Drive, # 206, Plano, Texas                         75075
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:  (972) 596-3955


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(Former name or former address, if changed since last report)









Item 5.           Other Events

         In a letter dated November 26, 2002, the NASDAQ informed Triad Innovations, Inc. (the "Company") that a Hearings Panel designated by the NASD Board of Governors (the "Panel") had denied the Company's request for the continued quotation of its securities on the OTC Bulletin Board (the "OTCBB"). The Panel has determined to delete all quotations of the Company's securities on the OTCBB, effective with the open of business, November 27, 2002. In its decision, the Panel noted that the Company had not yet filed the Company's Forms 10-QSB for the quarters ended June 30, and September 30, 2002. Within fifteen
(15) days of the date of the Panel's decision, the Company may request the NASDAQ Listing and Hearing Review Council (the "Listing Council") to review the Panel's decision. An appeal to the Listing Council, however, would not operate as a stay of the Panel's decision, and the Company's securities would continue to be ineligible for quotation during the appeal process.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TRIAD INNOVATIONS, INC.


Date: November 27, 2002                     By: /s/ Terry S. Humphry
                                               ---------------------------------
                                               Terry S. Humphry
                                               President